Exhibit 10.22

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Axxess Pharma, Inc.

10% Secured Convertible Debenture

No. _____

$312,500	Issue Date: November 4, 2014

This 10% Secured Convertible Debenture (the “Debenture”) is duly authorized and issued by Axxess Pharma, Inc., a Nevada corporation, (the “Company”), having its principal executive office at 3250 Bloor Street West, Suite 613, Toronto, ON, M8X 2X9.

FOR VALUE RECEIVED, the Company, promises to pay to the order of WHC Capital, LLC and or its registered assigns (the “Payee” or the “Holder”), the sum of Three Hundred Twelve Thousand Five Hundred Dollars($312,500) (the “Outstanding Amount”) no later than May 4, 2015 (the “Maturity Date”) in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, unless it is previously repaid by the Company or converted into common stock. This Debenture shall be subordinated to the Company’s existing debt.

This Debenture has been executed and delivered pursuant to the Securities Purchase Agreement dated as of the even date (the “Agreement”) by and among the Company and the Holder. Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Agreement.

This Debenture is subject to the following additional provisions:

1.          Interest. This Debenture shall accrue interest at a rate of ten percent (10%) per annum compounded monthly. The Outstanding Amount shall include all accrued interest herein.

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2.          Repurchase. This Debenture can be repaid at a reduced amount of $285,000, if paid within 120 days of the Issue Date. After 120 days and prior to the Maturity Date, the Debenture can be repaid at 115% of the face value.

3.          Conversion. At any time if (a) this Debenture is in default according to Section 7, and (b) the net proceeds from the sale of Collateral Shares do not provide adequate coverage of all amounts owing hereunder pursuant to Section 6, and (c) the Company cannot remedy the inadequate amount in five (5) business days pursuant to Section 6, this Debenture can be convertible into shares of common stock of the Company at the option of the Holder, in whole or in part (subject to any limitations on conversion).  The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit A (a “Notice of Conversion”), specifying therein the amount of this Debenture to be converted and the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire outstanding amount of this Debenture has been so converted. Conversions hereunder shall have the effect of lowering the outstanding amount of this Debenture in an amount equal to the applicable conversion amount. The Company shall maintain records showing the amount converted and the date of such conversions. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted amount of this Debenture may be less than the amount stated on the face hereof.

A.           Conversion Price. On any Conversion Date, the Debenture is convertible into shares of the Company’s common stock (the “Common Shares”) at a conversion price equal to 70% of the average of the three daily VWAPs, chosen by the Holder, during the twenty (20) trading days before the Issue Date, subject to adjustment (the “Conversion Price”).

B.           Mechanism of Conversion

i.            Conversion Shares Issuable Upon Conversion of Outstanding Amount. The number of Common Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing the outstanding amount of this Debenture thereof to be converted by the Conversion Price.

ii.         Delivery of Certificate Upon Conversion. In the event of any conversion of this Debenture in accordance with and subject to the terms and conditions hereof, certificates for the Common Shares shall be dated the Conversion Date and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after any Conversion Date (the “Deadline”), and the Holder hereof shall be deemed for all purpose to be the holder of the Common Shares so purchased as of the date of such conversion. The Company will deliver or cause to be delivered to the Holder a certificate or certificates representing the number of Common Shares being acquired upon the conversion of this Debenture. The Holder shall deliver this original Debenture, or an indemnification undertaking with respect to such Debenture in the case of its loss, theft or destruction, at such time that this Debenture is fully exercised.

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iii.         Without in any way limiting the Holder’s right to pursue other remedies, including actual damages and/or equitable relief, the parties agree that if delivery of the Common Stock issuable upon conversion of this Note is not delivered by the Deadline the Company shall pay to the Holder $2,000 per day in cash, for each day beyond the Deadline that the Company fails to deliver such Common Stock. Such cash amount shall be paid to Holder by the fifth day of the month following the month in which it has accrued or, at the option of the Holder (by written notice to the Company by the first day of the month following the month in which it has accrued), shall be added to the principal amount of this Note, in which event interest shall accrue thereon in accordance with the terms of this Note and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note. The Company agrees that the right to convert is a valuable right to the Holder. The damages resulting from a failure, attempt to frustrate, interference with such conversion right are difficult if not impossible to qualify. Accordingly the parties acknowledge that the liquidated damages provision contained in this Section are justified. Any delay or failure of performance by the Company hereunder shall be excused if and to the extent caused by Force Majeure. For purposes of this agreement, Force Majeure shall mean a cause or event that is not reasonably foreseeable and/or caused by the Company, including acts of God, fires, floods, explosions, riots wars, hurricanes, etc.

Within Five (5) business days of having received certificate(s) for common stock pursuant to a Notice of Conversion, Holder may elect to rescind the Notice of Conversion and return the shares, at Holder's expense, to the Company's Transfer Agent. In the event of such rescission, the principal amount outstanding under this Note shall be adjusted to include the Conversion Amount which was deducted from the Note as part of the rescinded Notice of Conversion.

Reservation of Shares Issuable Upon Conversion. The Company covenants that it will cause the Company to at all times reserve and keep available out of its authorized and unissued shares of common stock solely for the purpose of issuance upon any conversion of this Debenture as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (and the other holders of the Debentures), not less than 100% of the Common Shares as shall be issuable upon the conversion of the outstanding amount hereunder. The Company covenants that all shares of common stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued, and fully paid, non assessable.

The Company (i) acknowledges that it has irrevocably instructed its transfer agent to issue certificates for the Common Stock issuable upon conversion of this Note, and (ii) agrees that its issuance of this Note shall constitute full authority to its officers and agents who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock in accordance with the terms and conditions of this Note.

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iv.         Fractional Shares. Upon a conversion hereunder the Holder shall be entitled to receive, in lieu of the financial fraction of a share, one whole share of common stock.

v.           Transfer Taxes. The issuance of certificates for Common Shares upon conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

vi.         Maximum Exercise of Rights. Notwithstanding anything to the contrary set forth in this Debenture, at no time may the Holder convert all or a portion of this Debenture if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the Holder at such time, would result in the Holder, together with its affiliates, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules thereunder) in excess of 4.99% of the then issued and outstanding shares of Common Stock outstanding at such time; provided, however, that upon the Holder providing the Company with at least 61 days’ notice (the “Waiver Notice”) that the Holder would like to waive this Section 3(vi) with regard to any or all shares of Common Stock issuable upon conversion of this Debenture, this Section 3(vi) shall be of no force or effect with regard to all or a portion of the Debenture referenced in the Waiver Notice.

4.          Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 4. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 4 in accordance with the notice provisions set forth herein.

A.           Stock Dividends, Subdivisions and Combinations. If at any time the Companyshall: (i) make or issue or set a record date for the holders of the Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then (1) the number of shares of Common Stock for which this Debenture is convertible immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Debenture is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Conversion Price then in effect shall be adjusted to equal (A) the Conversion Price then in effect multiplied by the number of shares of Common Stock for which this Debenture is exercisable immediately prior to the adjustment divided by (B) the number of shares of Common Stock for which this Debenture is exercisable immediately after such adjustment

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B.           Adjustment Due to Dilutive Issuance. If, at any time when the Debenture is issued and outstanding, the Company issues or sells, or in accordance with this Section hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share (before deduction of reasonable expenses or commissions or underwriting discounts or allowances in connection therewith) less than the Conversion Price in effect on the date of such issuance (or deemed issuance) of such shares of Common Stock (a “Dilutive Issuance”), then immediately upon the Dilutive Issuance, the Conversion Price will be reduced to the amount of the consideration per share received by the Company in such Dilutive Issuance.

The Company shall be deemed to have issued or sold shares of Common Stock if the Company in any manner issues or grants any warrants, rights or options (not including employee stock option plans), whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities convertible into or exchangeable for Common Stock (“Convertible Securities”) (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as “Options”) and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Conversion Price then in effect, then the Conversion Price shall be equal to such price per share. For purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon the exercise of such Options” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options, plus, in the case of Convertible Securities issuable upon the exercise of such Options, the minimum aggregate amount of additional consideration payable upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Options (assuming full conversion of Convertible Securities, if applicable).

Additionally, the Company shall be deemed to have issued or sold shares of Common Stock if the Company in any manner issues, sells or converts any Convertible Securities (whether or not the security's issuance preceded this Note) , whether or not immediately convertible (other than where the same are issuable upon the exercise of Options), and the price per share for which Common Stock is issuable upon such conversion or exchange is less than the Conversion Price then in effect, then the Conversion Price shall be equal to such price per share. For the purposes of the preceding sentence, the “price per share for which Common Stock is issuable upon such conversion or exchange” is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof at the time such Convertible Securities first become convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities.

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Upon the occurrence of each adjustment or readjustment of the Conversion Price as a result of the events described in this Section, the Company, at its expense, shall promptly compute such adjustment or readjustment and prepare and furnish to the Holder of a written notice setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish to such Holder a like written notice setting forth (i) such adjustment or readjustment, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon conversion of the Note.

5.          Holder’s Representations and Warranties. The Holder represents and warrants that:

A.           Restrictions on Transfer or Resale. The Holder understands that (i) the Debenture and any Common Shares are not being registered under the Securities Act, or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) the Debenture and/or any Common Shares are subsequently registered thereunder, or (B) Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; and (ii) neither the Company nor any other party is under any obligation to register the Debenture or the Common Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder; (iii) Holder is acquiring the Debenture and the Common Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act, and (iv) Holder does not presently have any agreement or understanding, directly or indirectly, with any party to distribute any of the securities.

B.           Accredited Investor Status. Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

C.           Reliance on Exemptions. The Holder understands that the Debenture and any Common Shares issuable upon voluntary conversion are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the securities.

D.           Information. Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the securities that have been requested by Holder. Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Holder or its advisors, if any, or its representatives shall modify, amend or affect Holder's right to rely on the Company's representations and warranties contained herein. Holder understands that its investment in the Debenture and any Common Shares upon voluntary conversion involve a high degree of risk and is able to afford a complete loss of such investment. Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the securities.

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E.           No Governmental Review. Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the securities or the fairness or suitability of the investment in the securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

F.           Legend. This Debenture and all certificates representing Common Shares upon voluntary conversion shall be stamped or imprinted with a legend in substantially the following form:

Neither the issuance and sale of the securities represented by this Certificate nor the securities into which these securities are exercisable have been registered under the securities Act of 1933, as amended, or Applicable state securities laws. The securities may not be offered for sale, sold, transferred or assigned (i) in the absence of (A) an effective registration statement for the securities under the securities Act of 1933, as amended, or (B) an opinion of counsel, in a generally acceptable form, that registration is not required under said Act or (II) unless sold pursuant to Rule 144 or Rule 144 A under said Act. Notwithstanding the foregoing, the securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities.

6.          Collateral Shares. The Company and the Holder hereby agree that the Debenture will be secured by 3,500,000 shares of Common Stock of the Company, which are beneficially held by Peter Daniel Bagi, the Chief Executive Officer of the Company (the “Collateral Shares”) and originate from that certain Consulting Agreement dated April 30, 2012 between the Company and Mr. Bagi. The Collateral Shares shall be held in the office of Szaferman Lakind Blumstein & Blader, PC, as the escrow agent. Within three (3) business days from an Event of Default, the Company, at its expenses, shall cause its counsel to deliver to the transfer agent a legal opinion pursuant to Rule 144 under the Securities Act, assuming all required documentation have been provided by the Holder. In the event that the net proceeds from the sale of Collateral Shares do not provide adequate coverage of all amounts owing pursuant to this Debenture, the Company shall have five (5) business days to remedy the inadequate amount through the repayment of cash or issuance of shares, subject to the Holder’s acceptance. The Holder shall have full recourse against the Company. Upon termination of the Debenture, the Collateral Shares shall be immediately returned to the Company.

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7.          Events of Default

A.           The term “Event of Default” shall mean any of the events set forth in this Section 7A (the term “Company” for this purpose shall include all subsidiaries of the Company):

i.            Non-Payment of Obligations. The Company shall default in the payment of the Outstanding Amount of this Debenture as and when the same shall become due and payable, whether by acceleration or otherwise.

ii.         Public Company Obligation. The Company shall fail to become a fully reporting company with the Securities and Exchange Commission under Section 12(g) or 15(d) of the Exchange Act by the Maturity Date. In addition to other default remedies contained herein, the face value of this Note shall immediately be increased to 125% of the face amount upon a default under this subsection 7.A.ii.

iii.         Conversion and the Shares. The Company fails to issue shares of Common Stock to the Holder (or announces or threatens in writing that it will not honor its obligation to do so) upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Note, fails to transfer or cause its transfer agent to transfer (issue) (electronically or in certificated form) any certificate for shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, the Company directs its transfer agent not to transfer or delays, impairs, and/or hinders its transfer agent in transferring (or issuing) (electronically or in certificated form) any certificate for shares of Common Stock to be issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note, or fails to remove (or directs its transfer agent not to remove or impairs, delays, and/or hinders its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any shares of Common Stock issued to the Holder upon conversion of or otherwise pursuant to this Note as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor the obligations described in this paragraph) and any such failure shall continue uncured (or any written announcement, statement or threat not to honor its obligations shall not be rescinded in writing) for five (5) business days after the Holder shall have delivered a Notice of Conversion. It is an obligation of the Company to remain current in its obligations to its transfer agent. It shall be an event of default of this Note, if a conversion of this Note is delayed, hindered or frustrated due to a balance owed by the Company to its transfer agent. If at the option of the Holder, the Holder advances any funds to the Company’s transfer agent in order to process a conversion, such advanced funds shall be paid by the Company to the Holder within forty eight (48) hours of a demand from the Holder.

iv.         Delisting of Common Stock. The Company shall fail to maintain the listing of the Common Stock on at least one of the OTC tiers or an equivalent replacement exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, the New York Stock Exchange, or the American Stock Exchange.

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v.           Cessation of Operations. Any cessation of operations by Company or Company admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due. Cessation of Operations. Any cessation of operations by Company or Company admits it is otherwise generally unable to pay its debts as such debts become due, provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due.

vi.         Liquidation. Any dissolution, liquidation, or winding up of Company or any substantial portion of its business.

vii.         Cross-Default. Notwithstanding anything to the contrary contained in this Note or the other related or companion documents, a breach or default by the Company of any covenant or other term or condition contained in any of the Other Agreements, after the passage of all applicable notice and cure or grace periods, shall, at the option of the Company, be considered a default under this Note and the Other Agreements, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note and the Other Agreements by reason of a default under said Other Agreement or hereunder.         “Other Agreements” means, collectively, all agreements and instruments between, among or by: (1) the Company, and, or for the benefit of, (2) the Holder and any affiliate of the Holder, including, without limitation, promissory notes; provided, however, the term “Other Agreements” shall not include the related or companion documents to this Note. Each of the loan transactions will be cross-defaulted with each other loan transaction and with all other existing and future debt of Company to the Holder.

viii.       Non-Performance of Affirmative Covenants. The Company shall default in the due observance or performance of any covenant set forth herein, which default shall continue uncured for ten (10) days.

ix.         Non-Performance of Negative Covenants. The Company shall default in the due observance or performance of any covenant set forth herein, which default shall continue uncured for ten (10) days.

x.         Bankruptcy, Insolvency, etc. The Company shall: (a) admit in writing its inability to pay its debts as they become due; (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors; (c) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property and that is not dismissed within sixty days; (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding is consented to or acquiesced in by the Company or results in the entry of an order for relief; or(e) take any corporate or other action authorizing any of the foregoing.

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B.           Action if Event of Default. If any Event of Default shall occur, the Outstanding Amount of this Debenture and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand and the Company shall pay to the Holder, in full satisfaction of its obligations hereunder and amount equal to 115% of all principal, interests and penalties outstanding.. At the option of the Holder, the Debenture may be converted into Common Shares in accordance with Section 3. Any amount of principal or interest on this Note which is not paid when due shall bear interest at the rate of eighteen (18%) per annum from the due date thereof until the same is paid (“Default Interest”).

No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.         All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

8.          Miscellaneous.

A.           Parties in Interest. All covenants, agreements and undertakings in this Debenture binding upon the Company or the Holder shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Holder, respectively, whether so expressed or not.

B.           Governing Law. This Debenture shall be governed by the laws of New York as applied to contracts entered into and to be performed entirely within New York.

C.           Waiver of Jury Trial. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE'S PURCHASING THIS NOTE.

D.           Notices. Any notice pursuant to this Debenture to be given or made by the Holder to or upon the Company shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Company to the Holder) as the addresses as set forth in the Agreement.

E.           No Waiver. No delay in exercising any right hereunder shall be deemed a waiver thereof, and no waiver shall be deemed to have any application to any future default or exercise of rights hereunder.

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F.           Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions herein, but this Debenture shall be construed as if such unenforceable provision had never been contained herein.

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[SIGNATURE PAGE TO CONVERTIBLE DEBENTURE]

IN WITNESS WHEREOF, this Debenture has been executed and delivered on the date specified above by the duly authorized representative of the Company.

AXXESS PHARMA, INC.

By:
Name:
Title:

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Exhibit A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 10% Secured Subordinated Convertible Debenture of Axxess Pharma, Inc. (the “Company”) due on May 4, 2015, into shares of common stock of the Company (the “Common Shares”), in accordance with Section 3 and 7, as of the date written below.  If the Common Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Shares does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Common Shares.

Conversion calculations:

Date to Effect Conversion:

Outstanding Amount of Debenture to be Converted:

Number of Common Shares to be issued:

Signature:

Name:

Address:

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